File Nos. 33-00824
                                                                     811-4428

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

         Pre-Effective Amendment No.                                [ ]


         Post-Effective Amendment No. 19                            [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


         Amendment No. 19                                           [X]



                        (Check appropriate box or boxes.)

                DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND
               (Exact Name of Registrant as Specified in Charter)


                  c/o The Dreyfus Corporation
                  200 Park Avenue, New York, New York                10166
                  (Address of Principal Executive Offices)         (Zip Code)


         Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


                  immediately upon filing pursuant to paragraph (b)
         ----

          X       on May 15, 1998 pursuant to paragraph (b)
         ----

                  60 days after filing pursuant to paragraph (a)(i)
         ----
                  on      (date)    pursuant to paragraph (a)(i)
         ----
                  75 days after filing pursuant to paragraph (a)(ii)
         ----
                  on      (date)    pursuant to paragraph (a)(ii) of Rule 485
         ----

If appropriate, check the following box:


                  this post-effective amendment designates a new effective date
           X      for a previously filed post-effective amendment.
         ----

                DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND
                  Cross-Reference Sheet Pursuant to Rule 495(b)

Items in
Part A of
Form N-1A               Caption                                    Page
---------               -------                                    ----

     1                  Cover Page                                   Cover

     2                  Synopsis                                       3

     3                  Condensed Financial Information                3

     4                  General Description of Registrant              7

     5                  Management of the Fund                         8

     5(a)               Management's Discussion of Fund's Performance  *

     6                  Capital Stock and Other Securities             19

     7                  Purchase of Securities Being Offered            9

     8                  Redemption or Repurchase                       15

     9                  Pending Legal Proceedings                       *

Items in
Part B of
Form N-1A
---------

     10                 Cover Page                                  Cover

     11                 Table of Contents                           Cover

     12                 General Information and History               *

     13                 Investment Objectives and Policies           B-2

     14                 Management of the Fund                       B-4

     15                 Control Persons and Principal                B-8
                        Holders of Securities

     16                 Investment Advisory and Other                B-8
                        Services

-------------------------------------
NOTE:  * Omitted since answer is negative or inapplicable.

Items in
Part B of
Form N-1A                  Caption                                  Page
---------                  -------                                  -----

     17                 Brokerage Allocation                        B-19

     18                 Capital Stock and Other Securities          B-22

     19                 Purchase, Redemption and Pricing            B-12, B-13,*
                        of Securities Being Offered

     20                 Tax Status                                    *

     21                 Underwriters                                 B-12

     22                 Calculations of Performance Data             B-20

     23                 Financial Statements                         B-48

Items in
Part C of
Form N-1A
---------

     24                 Financial Statements and Exhibits            C-1

     25                 Persons Controlled by or Under               C-3
                        Common Control with Registrant

     26                 Number of Holders of Securities              C-3

     27                 Indemnification                              C-3

     28                 Business and Other Connections of            C-4
                        Investment Adviser

     29                 Principal Underwriters                       C-9

     30                 Location of Accounts and Records             C-12

     31                 Management Services                          C-12

     32                 Undertakings                                 C-12

-------------------------------------
 NOTE:  * Omitted since answer is negative or inapplicable.

COMBINED PROSPECTUS                                              May 15, 1998


                           Dreyfus U.S. Treasury Funds


Dreyfus 100% U.S. Treasury Money Market Fund (the "MONEY MARKET FUND"), Dreyfus U.S. Treasury Short Term Fund (the "SHORT TERM FUND"), Dreyfus U.S. Treasury Intermediate Term Fund (the "INTERMEDIATE TERM FUND") and Dreyfus U.S. Treasury Long Term Fund (the "LONG TERM FUND") (each, a "Fund" and collectively, the "Funds") are each an open-end, diversified, management investment company known as a no-load mutual fund. Each Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital and, for the Money Market Fund only, with the maintenance of liquidity. The Money Market Fund invests only in, and each other Fund invests primarily in, obligations of the U.S. Treasury that provide interest income exempt from state and local taxes in each state. The Funds also differ in average portfolio maturity, which in turn affects their level of income and degree of share price fluctuation.

THE MONEY MARKET FUND seeks to maintain a stable share price of $1.00. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE SHORT TERM FUND seeks to provide you with a higher level of current income than the Money Market Fund, and greater price stability than the Intermediate Term Fund. The dollar-weighted average maturity of its portfolio is expected to range between two and three years.


THE INTERMEDIATE TERM FUND seeks to provide you with a higher level of current income than the Short Term Fund, and greater price stability than the Long Term Fund. The dollar-weighted average maturity of its portfolio is expected to range between three and ten years.


THE LONG TERM FUND seeks to provide you with a higher level of current income than the Intermediate Term Fund. Its price per share should be expected to fluctuate more than the Intermediate Term Fund's price per share. The dollar-weighted average maturity of its portfolio is expected to exceed ten years.

     You can invest, reinvest or redeem shares at any time without charge or penalty.

     Each Fund provides free redemption checks, which you can use in amounts of $500 or more for cash or to pay bills. You continue to earn income on the amount of the check until it clears. You can purchase or redeem shares by telephone using Drefus TELETRANSFER.

     The Dreyfus Corporation professionally manages each Fund's portfolio.

     EACH FUND IS A SEPARATE MASSACHUSETTS BUSINESS TRUST WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR YOUR CONVENIENCE TO PROVIDE YOU THE OPPORTUNITY TO CONSIDER FOUR INVESTMENT CHOICES IN ONE DOCUMENT.

     This Prospectus sets forth concisely information about each Fund that you should know before investing. It should be read and retained for future reference.


     The Statement of Additional Information, dated May 15, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some shareholders. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding each Fund. For a free copy of the Statement of Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800- 645-6561. When telephoning, ask for Operator 144.


     Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The net asset value of each Fund other than the Money Market Fund will fluctuate from time to time.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                                      Page
Annual Fund Operating Expenses.........................................
Condensed Financial Information........................................
Description of the Funds...............................................
Management of the Funds................................................
How to Buy Shares......................................................
Shareholder Services...................................................
How to Redeem Shares...................................................
Shareholder Services Plan..............................................
Dividends, Distributions and Taxes.....................................
Yield and Performance Information......................................
General Information....................................................
Appendix...............................................................


                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)


                                                                          MONEY      SHORT     INTERM.   LONG
                                                                          MARKET     TERM       TERM     TERM
                                                                          FUND       FUND       FUND     FUND
   Management Fees ...............................................        .50%       .60%      .60%      .60%
   Other Expenses.................................................        .21%       .41%      .37%      .44%
   Total Fund Operating Expenses..................................        .71%      1.01%      .97%     1.04%


EXAMPLE:
   You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) 5% annual return and
   (2) redemption at the end of each period:
                                                                          MONEY      SHORT     INTERM.   LONG
                                                                          MARKET     TERM       TERM     TERM
                                                                          FUND       FUND       FUND     FUND

                                            1 YEAR                       $  7       $  10      $  10    $  11
                                            3 YEARS                      $ 23       $  32      $  31    $  33
                                            5 YEARS                      $ 40       $  56      $  54    $  57
                                            10 YEARS                     $ 88       $ 124      $ 119    $ 127


     THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


     The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by each Fund, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waiver or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Funds' distributor; you may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Funds," "How to Buy Shares" and "Shareholder Services Plan."


                         CONDENSED FINANCIAL INFORMATION


     THE INFORMATION IN EACH OF THE FOLLOWING TABLES HAS BEEN AUDITED BY ERNST & YOUNG LLP, EACH FUND'S INDEPENDENT AUDITORS, WHOSE REPORTS THEREON APPEAR IN THE STATEMENT OF ADDITIONAL INFORMATION. FURTHER FINANCIAL DATA AND RELATED NOTES ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE UPON REQUEST.

                              FINANCIAL HIGHLIGHTS

     CONTAINED BELOW IS PER SHARE OPERATING PERFORMANCE DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING, TOTAL INVESTMENT RETURN, RATIOS TO AVERAGE NET ASSETS AND OTHER SUPPLEMENTAL DATA FOR EACH YEAR INDICATED. THIS INFORMATION HAS BEEN DERIVED FROM THE FUND'S FINANCIAL STATEMENTS.




MONEY MARKET FUND                                YEAR ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------------
PER SHARE DATA:            1988        1989        1990         1991          1992      1993      1994       1995    1996     1997
                           ----        ----        ----         ----          ----      ----      ----       ----    ----     ----
 Net asset value,
  beginning of year....    $1.00       $1.00       $1.00        $1.00         $1.00    $1.00     $1.00      $1.00   $1.00    $1.00
                           -----       -----       -----        -----         -----    -----     -----      -----   -----    -----

 INVESTMENT OPERATIONS:
 Investment income--net...  .066        .079        .077         .060          .036     .025      .033       .051    .046     .046
                            ----        ----        ----         ----          ----     ----      ----       ----    ----     ----

DISTRIBUTIONS:
 Dividends from
investment income-net....  (.066)      (.079)      (.077)       (.060)        (.036)   (.025)    (.033)     (.051)  (.046)   (.046)
                           -----       -----       -----        -----         -----    -----     -----      -----   -----    -----
  Net asset value,
 end of year.........      $1.00       $1.00       $1.00        $1.00        $1.00     $1.00     $1.00      $1.00   $1.00    $1.00
                           =====       =====       =====        =====        =====     =====     =====      =====   =====    =====

TOTAL INVESTMENT
  RETURN.................   6.85%       8.19%       7.93%        6.20%        3.64%     2.56%     3.38%      5.19%   4.67%    4.74%
RATIOS/
SUPPLEMENTAL DATA:
Ratio of expenses to
  average net assets.....   .25%        .73%         .09%         .14%         .35%      .65%      .71%       .69%    .73%     .71%
Ratio of net investment
  income to
  average net assets...... 6.74%       7.94%        7.65%        5.86%        3.62%     2.53%     3.29%      5.09%   4.55%    4.64%
Decrease reflected in above
 expense ratios due to
 undertakings by The Dreyfus
  Corporation.............  .57%        .16%         .60%         .50%         .27%      .02%      --         --       --       --

 Net Assets, end of year
 (000's omitted)........ $132,263 $123,390  $1,159,309 $3,773,615  $3,025,041 $1,917,929 $1,430,739 $1,310,691 $1,286,854 $1,203,948


SHORT TERM FUND(1)                                                   YEAR ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------------
PER SHARE DATA:           1988       1989        1990       1991          1992       1993     1994       1995     1996       1997
  Net asset value,
  beginning of year.... $15.03      $14.96      $15.62    $15.40        $16.18      $15.91     $15.75  $14.55    $15.14     $14.82
                        ------      ------      ------    ------        ------      ------     ------  ------    ------     ------
INVESTMENT OPERATIONS:
Investment income--net..  1.20        1.19        1.14     1.13          1.35        1.25       1.15    1.03       .90        .93
Net realized and
unrealized
  gain (loss) on
  investments...........  (.07)        .66        (.22)     .78          (.27)       (.16)     (1.20)    .59      (.32)      (.05)
                          ----         ---        ----      ---          ----        ----      -----     ---      ----       ----

 TOTAL FROM INVESTMENT
   OPERATIONS...........  1.13        1.85         .92     1.91          1.08        1.09      (.05)    1.62       .58        .88
                          ----        ----         ---     ----          ----        ----      ----     ----       ---        ---

DISTRIBUTIONS:
Dividends from
 investment income --
 net...................  (1.20)      (1.19)      (1.14)   (1.13)        (1.35)     (1.25)     (1.15)   (1.03)    (.90)       (.93)
                         -----       -----       -----    -----         -----      -----      -----    -----     ----        ----

 Net asset
value, end of year..... $14.96      $15.62      $15.40   $16.18        $15.91     $15.75     $14.55   $15.14   $14.82      $14.77
                        ======      ======      ======   ======        ======     ======     ======   ======   ======      ======

TOTAL INVESTMENT
    RETURN.............   7.89%      12.83%       6.24%   12.92%         7.01%      7.03%      (.33%)  11.38%    4.07%      6.12%
RATIOS /
SUPPLEMENTAL DATA:
 Ratio of expenses to
 average net assets.....    --         --          --       --            .03%       .11%       .35%     .65%     .70%       .70%
 Ratio of net investment
    income to average net
    assets............... 7.75%       7.84%       7.50%    8.60%         8.34%      7.82%      7.61%    6.90%    6.04%      6.29%
Decrease reflected
in above expense
ratios due to
undertakings by The
Dreyfus Corporation.....  1.50%       1.50%       1.50%    1.50%         1.09%       .85%      .59%      .29%     .27%       .31%
Portfolio Turnover
  Rate                     --          --          --     59.59%       137.93%    322.62%   499.11%   480.44% 539.38%     563.77%
Net Assets, end of year
   (000's omitted)......  $368        $258        $239  $29,183      $144,058   $188,300  $172,556  $188,726 $187,826   $195,398

--------------------------

(1) On October 1, 1991, the Fund's investment objective and certain of its fundamental policies and investment restrictions were changed. See "Information
About the Funds" in the Statement of Additional Information.

INTERMEDIATE TERM                                                   YEAR ENDED DECEMBER 31,
FUND(1)
                         ----------------------------------------------------------------------------------------------------------
PER SHARE DATA:          1988        1989        1990        1991        1992     1993     1994       1995      1996       1997
                         ----        ----        ----        ----        ----     ----     ----       ----      ----       ----
 Net asset
 value, beginning
    of year..........   $12.66      $12.22      $12.59     $12.48       $13.22   $13.12   $13.60    $12.16    $13.13     $12.69
 INVESTMENT OPERATIONS:
 Investment income-- net. 1.16        1.14        1.13       1.06         1.00      .95      .91       .89       .82        .91
 Net realized and
  unrealized gain
 (loss) on investments... (.44)        .37        (.11)       .74         (.10)     .48    (1.44)      .97      (.44)       .01
                          ----         ---        ----        ---         ----      ---    -----       ---      ----        ---

 TOTAL FROM INVESTMENT
   OPERATIONS...........   .72        1.51        1.02       1.80          .90     1.43     (.53)     1.86       .38        .92
                           ---        ----        ----       ----          ---     ----     ----      ----       ---        ---

DISTRIBUTIONS:
 Dividends from
  investment income --
  net..................  (1.16)      (1.14)      (1.13)     (1.06)       (1.00)    (.95)    (.91)    (.89)      (.82)      (.91)
                         -----       -----       -----      -----        -----     ----     ----     ----       ----       ----

 Net asset value,
  end of year.........  $12.22      $12.59      $12.48     $13.22       $13.12   $13.60   $12.16   $13.13     $12.69     $12.70
                        ======      ======      ======     ======       ======   ======   ======   ======     ======     ======

TOTAL INVESTMENT
    RETURN...........     5.80%      12.87%       8.60%     15.23%        7.17%   11.05%   (3.97%)  15.77%      3.08%      7.63%
RATIOS/
SUPPLEMENTAL DATA:
Ratio of
 expenses to average
 net assets............    .47%        .80%       .80%        .62%         .52%     .73%     .89%    .84%        .80%       .80%
Ratio of net investment
 income to average net
 assets.................. 9.18%       9.16%      9.15%       8.44%        7.68%    6.92%    7.15%   7.02%       6.41%      7.30%
Decrease reflected
 in above expense
ratios due to
undertakings by The
 Dreyfus Corporation.....  .74%        .34%       .20%        .33%         .38%     .13%     --      .02%        .13%       .17%
Portfolio Turnover Rate. 20.54%       5.59%      4.43%      21.78%      115.78%  333.76%  696.65% 492.76%     728.01%    643.20%
 Net Assets, end of year
    (000's omitted)... $62,025     $60,960    $71,232    $183,288     $231,094 $254,278 $185,261 $196,970   $192,296   $188,347

--------------------------

(1) On October 24, 1991, the Fund's investment objective and certain of its fundamental policies and investment restrictions were changed. See
     "Information About the Funds" in the Statement of Additional Information.



LONG TERM FUND(1)                                                  YEAR ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------------
PER SHARE DATA:        1988        1989        1990       1991          1992      1993    1994     1995      1996          1997
                       ----        ----        ----       ----          ----      ----    ----     ----      ----          ----
 Net asset
 value, beginning
 of year..........      $12.89     $12.74    $13.56      $13.26        $14.42    $14.37  $15.68   $13.26    $15.51        $14.61
                        ------     ------    ------      ------        ------    ------  ------   ------    ------        ------
INVESTMENT OPERATIONS:
Investment income--
  net...................  1.17       1.17      1.17        1.14          1.08      1.03    1.01      .96       .98           .93

Net realized and
 unrealized gain
 (loss) on investments..  (.15)       .82      (.30)       1.16          (.05)     1.31   (2.42)    2.25      (.89)          .69
                          ----        ---      ----        ----          ----      ----   -----     ----      ----           ---
 TOTAL FROM INVESTMENT
   OPERATIONS.........    1.02       1.99       .87        2.30          1.03      2.34   (1.41)    3.21       .09          1.62
                          ----       ----       ---        ----          ----      ----   -----     ----       ---          ----
DISTRIBUTIONS:
Dividends from
 investment income --
 net.................    (1.17)     (1.17)    (1.17)      (1.14)        (1.08)    (1.03)  (1.01)    (.96)     (.99)         (.93)
Net asset
  value, end of year..  $12.74     $13.56    $13.26      $14.42        $14.37    $15.68  $13.26   $15.51    $14.61        $15.30
                        ======     ======    ======      ======        ======    ======  ======   ======    ======        ======

TOTAL INVESTMENT
  RETURN.............     8.18%    16.22%      7.02%      18.28%         7.55%    16.59% (9.18%)   24.91%      .87%        11.69%
RATIOS /
SUPPLEMENTAL DATA:
Ratio of
 expenses to average
 net assets...........    --         --         --          .25%          .56%      .78%  .98%       .87%      .80%          .80%
Ratio of net
 investment income
 to average net assets..  9.04%    8.79%       9.05%       8.34%         7.63%     6.65% 7.08%      6.69%     6.74%         6.48%
Decrease reflected in
 above expense ratios
 due to undertakings
 by The Dreyfus
  Corporation...........  1.50%   1.50%       1.28%        .72%           .39%      .09%   --         .05%     .19%           .24%
 Portfolio Turnover Rate 19.21%  40.08%      30.68%      21.01%         97.46%   420.68% 1,213.04% 634.38%  765.13%        905.99%
Net Assets, end of year $9,760 $24,242     $42,525    $217,422       $238,839  $215,157  $123,403 $146,445 $135,368      $134,692
(000's omitted).......

--------------------------

(1) On October 24, 1991, the Fund's investment objective and certain of its fundamental policies and investment restrictions were changed. See
      "Information About the Funds" in the Statement of Additional Information.



     Further information about each Fund's performance is contained in such Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVE

     Each Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital and, for the MONEY MARKET FUND only, with the maintenance of liquidity. It cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved.

MANAGEMENT POLICIES


     The MONEY MARKET FUND invests only in, and each TERM FUND invests at least 65% of its net assets in, U.S. Treasury securities the interest from which would not subject shareholders to state or local income tax. Each TERM FUND may invest the remainder of its assets in other securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, and enter into repurchase agreements. See "Appendix--Certain Portfolio Securities." The INTERMEDIATE TERM FUND and LONG TERM FUND also may engage in various investment techniques, such as options and futures transactions, and lending portfolio securities. Dividends paid by the INTERMEDIATE TERM FUND and LONG TERM FUND attributable to income or gain derived from certain of these securities transactions may be subject to Federal income tax and to state and local taxes in certain states. See "Dividends, Distributions and Taxes." For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objective and Management Policies--Management Policies" in the Statement of Additional Information.

     Under normal market conditions, the dollar-weighted average maturity of the SHORT TERM FUND'S portfolio is expected to range between two and three years; the dollar-weighted average maturity of the INTERMEDIATE TERM FUND'S portfolio is expected to range between seven and ten years; and the dollar-weighted average maturity of the LONG TERM FUND'S portfolio is expected to be greater than ten years. For defensive purposes in an effort to preserve capital during periods of rapidly changing interest rates, each TERM FUND'S assets may be invested temporarily so that its dollar-weighted average portfolio maturity may be less than that stated above. See "Appendix -- Investment Techniques."


     The MONEY MARKET FUND seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the MONEY MARKET FUND uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, the MONEY MARKET FUND will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the MONEY MARKET FUND will be able to maintain a stable net asset value of $1.00 per share.

     Each Fund passes through to you state and local income tax exemptions afforded to owners of direct obligations of the United States. Such interest income, however, will not be exempt from Federal tax. Furthermore, capital gains realized by a Fund will not be exempt from Federal taxes or, generally, from state and local taxes.

INVESTMENT CONSIDERATIONS AND RISKS


     GENERAL--The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


     Each TERM FUND may attempt to increase yield by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Funds usually pay no brokerage commissions when they purchase portfolio securities.

     The MONEY MARKET FUND seeks to maintain a stable net asset value of $1.00 per share, while the net asset value per share of each TERM FUND generally will not be stable and should fluctuate based on changes in the value of its portfolio securities. The SHORT TERM FUND'S price per share should fluctuate less than that of the INTERMEDIATE TERM FUND which should fluctuate less than that of the LONG TERM FUND.


     USE OF DERIVATIVES--The INTERMEDIATE TERM FUND and LONG TERM FUND may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives each of these Funds may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix--Investment Techniques--Use of Derivatives" below and "Investment Objective and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.


                             MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER--The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million shareholder accounts nationwide.


     The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a separate Management Agreement with each Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The primary portfolio manager of each TERM FUND is Gerald Thunelius. He has held that position since 1991, and has been employed by The Dreyfus Corporation since 1989. The Funds' other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Funds and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


     Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.

     For the fiscal year ended December 31, 1997, the MONEY MARKET FUND paid The Dreyfus Corporation a monthly management fee at the annual rate of .50% of the value of its average daily net assets. For the fiscal year ended December 31, 1997, the SHORT TERM FUND, INTERMEDIATE TERM FUND and LONG TERM FUND, which have each agreed to pay The Dreyfus Corporation a monthly management fee at the annual rate of .60% of the value of its average daily net assets, paid The Dreyfus Corporation a monthly management fee at the effective annual rate of
 .29%, .43% and .36%, respectively, of the value of its average daily net assets, pursuant to undertakings by The Dreyfus Corporation. From time to time, The Dreyfus Corporation may waive receipt of its fee and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's expense ratio and increasing yield to investors. A Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will a Fund reimburse The Dreyfus Corporation for any amounts it may assume.


     In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


     The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Funds. The Funds' distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. DISTRIBUTOR--Each Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN--Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Transfer and Dividend Disbursing Agent (the "Transfer Agent") for each Fund. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Custodian for the MONEY MARKET FUND. Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Custodian for each TERM FUND.


                                HOW TO BUY SHARES

     Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in shares of a Fund through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order. See "Appendix-- Additional Information About Purchases, Exchanges and Redemptions."

     The minimum initial investment for each Fund is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus- sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of each Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Each Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non- qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to such Fund. Each Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE RELEVANT FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

     Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA #8900119497/Dreyfus 100% U.S. Treasury Money Market Fund; or DDA #8900119543/Dreyfus U.S. Treasury Short Term Fund; or DDA #8900119500/Dreyfus U.S. Treasury Intermediate Term Fund; or DDA #8900119519/Dreyfus U.S. Treasury Long Term Fund) for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. Each Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."


     Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share for the INTERMEDIATE TERM FUND and LONG TERM FUND, options and future contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of its shares outstanding. Each TERM FUND'S U.S. Treasury portfolio securities are valued at the average of the most recent bid and asked prices and its other investments are valued at fair value by an independent pricing service approved by the Fund's Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


     For certain institutions that have entered into agreements with the Distributor, payment for the purchase of TERM FUND shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i)the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


     Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). DREYFUS TELETRANSFER PRIVILEGE--You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


     If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                              SHAREHOLDER SERVICES


FUND EXCHANGES--You may purchase, in exchange for shares of a Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives that may be of interest to you. Exchanges may be made among the Funds offered by this Prospectus as well. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


     To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No"box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus Touch(R) automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares -- Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


     Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include a sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of the holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. See "Appendix--Additional Information About Purchases, Exchanges and Redemptions." The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

DREYFUS AUTO-EXCHANGE PRIVILEGE--Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by your Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."

DREYFUS-AUTOMATIC ASSET BUILDER(R)--Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, and the notification will be effective three business days following receipt. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE--Dreyfus Government Direct
Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, your Fund may terminate your participation upon 30 days' notice to you.


DREYFUS PAYROLL SAVINGS PLAN--Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS STEP PROGRAM--Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). Each Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."


DREYFUS DIVIDEND OPTIONS--Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by a Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.


     For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Funds may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.


AUTOMATIC WITHDRAWAL PLAN--The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, your Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

RETIREMENT PLANS--Each Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs), 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs (except SEP-IRAs), please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.


                              HOW TO REDEEM SHARES

GENERAL


     You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund, your Fund will redeem the shares at the next determined net asset value. See "Appendix--Additional Information About Purchases, Exchanges and Redemptions."


     No Fund imposes a charge when shares are redeemed. Securities dealers, banks or other financial institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.

     Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER(R) AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS- AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, NO FUND WILL HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND THE FUNDS WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

     Each Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

PROCEDURES

     You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the Check Redemption Privilege or Telephone Redemption Privilege which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application. The Check Redemption Privilege and the Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or, with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege or the Dreyfus TELETRANSFER Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

     The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if the Transfer Agent does not follow such procedures, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, each TERM FUND'S net asset value may fluctuate.


REGULAR REDEMPTION--Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE RELEVANT FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agent Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature- guarantees, please call one of the telephone numbers listed under "General Information."


     Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


CHECK REDEMPTION PRIVILEGE--You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of the shares of the TERM FUNDS should be considered in determining the amount of the check. Redemption Checks should not be used to close an account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. For the TERM FUNDS only, this Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (see "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent. If you hold shares in a Dreyfus-sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company. The Check Redemption Privilege is granted automatically unless you refuse it.

WIRE REDEMPTION PRIVILEGE--You may request by wire, telephone or letter that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.

TELEPHONE REDEMPTION PRIVILEGE--You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it.

DREYFUS TELETRANSFER PRIVILEGE--You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


     If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                            SHAREHOLDER SERVICES PLAN

     Each Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of its average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the following business day. Dividends usually are paid on the last business day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional shares at net asset value. If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.


Dividends derived from net investment income attributable to interest from direct obligations of the United States and paid by each Fund to an individual shareholder currently are not subject to state personal income tax. Dividends derived from net investment income attributable to interest from other securities and, with respect to the INTERMEDIATE TERM FUND and LONG TERM FUND, from the use of the investment techniques described under "Appendix--Investment Techniques" may be subject to state personal income tax. Dividends paid by each Fund may be subject to state and local corporate income and/or franchise taxes. In certain jurisdictions, shareholders of each Fund may be subject to state and/or local taxes with respect to ownership of Fund shares or distributions from each Fund. Investors also should be aware that state and/or local taxes other than those described above may be imposed on dividends, distributions or shares of each Fund.

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund are taxable as ordinary income for Federal income tax purposes whether or not reinvested. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of each Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of the Fund shares is a citizen or resident of the United States, regardless of how long the shareholder has held shares in such Fund and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Each Fund will notify its investors of that portion of a distribution taxable as long-term capital gains that is eligible for the 20% capital gains rate.


     Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefits of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund to a foreign investor, as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

     Each Fund intends to provide its shareholders with an annual statement which sets forth the percentage of dividends and distributions paid by the Fund that is attributable to interest income exempt from state and local income taxes. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

     The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

     Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains of the Fund and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify a Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

     A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Management of each Fund believes that the Fund has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gain.

     You should consult your tax adviser regarding questions as to Federal, state or local taxes.

                        YIELD AND PERFORMANCE INFORMATION


MONEY MARKET FUND--From time to time, the MONEY MARKET FUND advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the MONEY MARKET FUND refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertakings that may be in effect. See "Management of the Funds."


     Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield as described above.

     Yield information is useful in reviewing the MONEY MARKET FUND'S performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


SHORT TERM, INTERMEDIATE TERM AND LONG TERM FUNDS--For purposes of advertising, performance of the Term Funds may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return.


     Current yield of a TERM FUND refers to that Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of each TERM FUND'S current yield may reflect absorbed expenses pursuant to any undertakings that may be in effect. See "Management of the Funds."

     Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.

     Average annual total return for each TERM FUND is calculated pursuant to a standardized formula which assumes that an investment in a TERM FUND was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each TERM FUND'S performance will include such TERM FUND'S average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time such TERM FUND has operated.

     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.


     Performance figures for each TERM FUND reflect the fact that prior to May 15, 1998, each TERM FUND'S then-existing management policies required it to invest only in U.S. Treasury securities.

ALL FUNDS--Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.


     Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor(TM), N. Palm Beach, Fla. 33408, IBC's Money Fund Report(TM), CDA Investment Technologies, Inc., Wiesenberger Investment Companies Services, Moody's Bond Survey Bond Index, Morningstar, Inc. and other industry publications.

                               GENERAL INFORMATION


     Each Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated May 14, 1993. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. Each Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Board members.

     On December 31, 1993, all of the assets and liabilities of each Fund's corresponding predecessor fund--namely, Dreyfus 100% U.S. Treasury Money Market Fund, L.P., Dreyfus 100% U.S. Treasury Short Term Fund, L.P., Dreyfus 100% U.S. Treasury Intermediate Term Fund, L.P. and Dreyfus 100% U.S. Treasury Long Term Fund, L.P. (each, a "Partnership")-- were transferred to the relevant Fund in exchange for shares of beneficial interest of such Fund pursuant to a proposal approved at a Meeting of Partners of each Partnership held on December 29, 1993. Prior to May 15, 1998, the name of each Term Fund also included the reference to 100%





     Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this single combined Prospectus.

     The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account. Each Fund sends annual and semi-annual financial statements to all its shareholders.

     Shareholder inquiries may be made by writing to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S., call
516-794-5452.

                                    APPENDIX

INVESTMENT TECHNIQUES


BORROWING MONEY--Each TERM FUND is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. Each TERM FUND currently intends to, and the MONEY MARKET FUND may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, such Fund will not make any additional investments.

LENDING PORTFOLIO SECURITIES--Each of the INTERMEDIATE TERM FUND and LONG
TERM FUND may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

USE OF DERIVATIVES--Each of the INTERMEDIATE TERM FUND and LONG TERM FUND may invest in, or enter into, Derivatives, such as futures and options. These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies--Management Policies--Derivatives" in the Statement of AdditionaL Information.


     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


     If the Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly could become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     Although neither of these Funds will be a commodity pool, certain Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such Derivatives. Each of these Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, neither of these Funds may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     Each of these Funds may purchase call and put options and write (i.e., sell) covered call and put option contracts. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


CERTAIN PORTFOLIO SECURITIES


U.S. TREASURY SECURITIES--Each Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.


     The INTERMEDIATE TERM FUND and LONG TERM FUND may invest in U.S Treasury securities that include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to provide investors a long term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.

     In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.


U.S. GOVERNMENT SECURITIES--Each TERM FUND, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

ZERO COUPON SECURITIES--Each TERM FUND may invest in zero coupon U.S.
Treasury securities, which are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts of certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

REPURCHASE AGREEMENTS--Each TERM FUND may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the TERM FUND buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possibly delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.


     ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS. Each TERM FUND is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a TERM FUND'S performance and its shareholders. Accordingly, if a TERM FUND'S management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a TERM FUND during any calendar year (for calendar year 1998, beginning on January 15th) or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a TERM FUND may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A TERM FUND may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in the Funds directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.


     During times of drastic economic or market conditions, a TERM FUND may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 COMBINED PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                       FOR
                  DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
                      DREYFUS U.S. TREASURY SHORT TERM FUND
                  DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
                      DREYFUS U.S. TREASURY LONG TERM FUND
                                   MAY 15, 1998

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of Dreyfus 100% U.S. Treasury Money Market Fund (the "Money Market Fund"), Dreyfus U.S. Treasury Short Term Fund (the "Short Term Fund"), Dreyfus U.S. Treasury Intermediate Term Fund (the "Intermediate Term Fund") and Dreyfus U.S. Treasury Long Term Fund (the "Long Term Fund," and together with the Short Term Fund and Intermediate Term Fund, the "Term Funds") (collectively, the "Funds"), dated May 15, 1998 as it may be revised from time to time. To obtain a copy of the Funds' combined Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


                  Call Toll Free 1-800-645-6561
                  In New York City -- Call 1-718-895-1206
                  Outside the U.S. -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

     Each Fund is a separate Massachusetts business trust with a separate portfolio. The operations and investment results of one Fund are unrelated to those of each other Fund. This combined Statement of Additional Information has been prepared for the convenience of investors to provide investors the opportunity to consider four investment choices in one document.



                                TABLE OF CONTENTS
                                                                    PAGE
Investment Objective and Management Policies.......................  B-2
Management of the Funds............................................  B-9
Management Agreements..............................................  B-14
Purchase of Shares.................................................  B-17
Shareholder Services Plan..........................................  B-17
Redemption of Shares...............................................  B-18
Determination of Net Asset Value...................................  B-20
Shareholder Services...............................................  B-22
Portfolio Transactions.............................................  B-25
Dividends, Distributions and Taxes.................................  B-25
Yield and Performance Information .................................  B-27
Information About the Funds........................................  B-30
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors.................................  B-31
Financial Statements and Reports of Independent Auditors...........  B-32



                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PROSPECTUS ENTITLED "DESCRIPTION OF THE FUNDS" AND "APPENDIX."

PORTFOLIO SECURITIES

     REPURCHASE AGREEMENTS. (Term Funds) A Term Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Term Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Term Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Term Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should be decreased below resale price.

MANAGEMENT POLICIES


     DERIVATIVES. (Intermediate Term Fund and Long Term Fund) Each of the Intermediate Term Fund and Long Term Fund may invest in, or enter into, Derivatives (as defined in the Funds' Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities, to manage the effective maturity or duration of the Fund, to maintain liquidity while simulating full investment by the Fund, or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.


     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over- the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.


FUTURES TRANSACTIONS. Each of the Intermediate Term Fund and Long Term Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

OPTIONS. Each of the Intermediate Term Fund and Long Term Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Each of the Intermediate Term Fund and Long Term Fund may purchase cash-settled options on interest rate swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). A cash- settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates and the prices of securities underlying options. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     FUTURE DEVELOPMENTS. (Intermediate Term Fund and Long Term Fund) Each of the Intermediate Term Fund and Long Term Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     LENDING PORTFOLIO SECURITIES. (Intermediate Term Fund and Long Term Fund) In connection with its securities lending transactions, each of the Intermediate Term Fund and Long Term Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

     FORWARD COMMITMENTS. (All Funds) U.S. Treasury securities and certain other securities purchased by a Fund frequently are offered on a when-issued basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A Fund will not accrue income in respect of a security purchased on a when-issued basis prior to its stated delivery date.

     Securities purchased on a when-issued basis are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose a Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Each Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the when-issued commitments. Purchasing securities on a when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's net assets and its net asset value per share.

INVESTMENT RESTRICTIONS

     MONEY MARKET FUND ONLY. The Money Market Fund has adopted investment restrictions numbered 1 through 6 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Money Market Fund's outstanding voting shares. Investment restrictions numbered 7 and 8 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Money Market Fund may not:

          1. Sell securities short or purchase securities on margin or write or purchase put or call options or combinations thereof.

          2. Underwrite the securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so called "restricted securities").

          3. Make loans to others except through the purchase of debt obligations referred to in the Prospectus.

          4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

          5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

          6. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

          7. Purchase securities other than those believed at the time of purchase to provide the holder thereof with interest income exempt from state and local income taxes.

          8. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

                                      * * *


     SHORT TERM FUND ONLY. The Short Term Fund has adopted investment restrictions numbered 1 through 6 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Short Term Fund's outstanding voting shares. Investment restrictions numbered 7 through 9 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Short Term Fund may not:

          1. Purchase securities on margin, or write or purchase put or call options or combinations thereof.

          2. Underwrite the securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities, or purchase securities subject to restrictions on disposition under the Securities Act of 1933, as amended (so called "restricted securities").

          3. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus or the entry into repurchase agreements.

          4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

          5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

          6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's assets).

          7. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis.

          8. Sell securities short.

          9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

                                      * * *

     INTERMEDIATE TERM FUND AND LONG TERM FUND. Each of the Intermediate Term Fund and Long Term Fund has adopted investment restrictions numbered 1 through 6 as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. Investment restrictions numbered 7 through 9 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Neither of these Funds may:


         1. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

         2. Underwrite the securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities, or purchase securities subject to restrictions on disposition under the Securities Act of 1933, as amended (so called "restricted securities").

         3. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus or the entry into repurchase agreements. However, the Fund may lend its portfolio securities to the extent permitted under the 1940 Act (which currently permits lending portfolio securities in an amount not to exceed 33-1/3% of the value of the Fund's total assets). Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

         4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restriction Nos. 5, 6 and 7 may be deemed to give rise to a senior security.

         5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, provided that the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or acquire real estate as a result of ownership of such securities or instruments, and provided further that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         7. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed- delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

         8. Sell securities short.

         9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

                                      * * *

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     Each Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of such Fund and its investors, the Fund reserves the right to revoke the commitment by terminating the sale of its shares in the state involved.


                             MANAGEMENT OF THE FUNDS

     Board members and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk.

BOARD MEMBERS OF EACH FUND


JOSEPH S. DiMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), Staffing Resources, Inc., a temporary placement agency, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, and Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small to medium sized companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Funds' distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.


GORDON J. DAVIS, BOARD MEMBER. Since October 1994, senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, he was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He also is a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 56 years old and his address is 241 Central Park West, New York, New York 10024.


DAVID P. FELDMAN, BOARD MEMBER. Trustee of Corporate Property Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds Group and Jeffrey Company, a private investment company. He was employed by AT&T from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 58 years old and his address is c/o AT&T, One Oak Way, Berkeley Heights, New Jersey 07922.

LYNN MARTIN, BOARD MEMBER. Professor, J.L. Kellogg Graduate School of
         Management, Northwestern University. During the Spring Semester 1993, she was a Visiting Fellow at the Institute of Politics, Kennedy School of Government, Harvard University. She also is an advisor to the international accounting firm of Deloitte & Touche, LLP and chair of its Council for the Advancement of Women. From January 1991 through January 1993, Ms. Martin served as Secretary of the United States Department of Labor. From 1981 to 1991, she served in the United States House of Representatives as a Congresswoman from the State of Illinois. She also is a director of Harcourt General, Inc., Ameritech, Ryder System, Inc., The Proctor & Gamble Co., a consumer company, and TRW, Inc., an aerospace and automotive equipment company. She is 58 years old and her address is c/o Deloitte & Touche, LLP, Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601.

DANIEL ROSE, BOARD MEMBER. President and Chief Executive Officer of Rose
         Associates, Inc., a New York based real estate development and management firm. In July 1994, Mr. Rose received a Presidential appointment to serve as a Director of the Baltic-American Enterprise Fund, which will make equity investments and loans, and provide technical business assistance to new business concerns in the Baltic states. He also is Chairman of the Housing Committee of the Real Estate Board of New York, Inc., and a trustee of Corporate Property Investors, a real estate investment company. He is 68 years old and his address is c/o Rose Associates, Inc., 200 Madison Avenue, New York, New York 10016.

*PHILIP L. TOIA, BOARD MEMBER. Retired. Mr. Toia was employed by the Manager from August 1986 through January 1997, most recently serving as Vice Chairman-- Administration and Operations. He is 65 years old and his address is 9022 Michael Circle, Naples, Florida 34113.

SANDER VANOCUR, BOARD MEMBER. Since January 1992, he has been President of Old
         Owl Communications, a full-service communications firm. From May 1995 to June 1996, he was a Professional in Residence at the Freedom Forum in Arlington, VA; from January 1994 to May 1995, he served as Visiting Professional Scholar at the Freedom Forum Amendment Center at Vanderbilt University; and from November 1989 to November 1995, he was a director of the Damon Runyon-Walter Winchell Cancer Research Fund. From June 1977 to December 1991, he was a Senior Correspondent of ABC News and, from October 1986 to December 1991, he was Anchor of the ABC News program "Business World," a weekly business program on the ABC television network. He is 70 years old and his address is 2928 P Street, N.W., Washington, DC 20007.

ANNE WEXLER, BOARD MEMBER. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She also is a director of Alumax, Comcast Corporation, The New England Electric System, NOVA Corporation and a member of the board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Economic Club of Washington. She is 68 years old and her address is c/o The Wexler Group, 1317 F Street, Suite 600, N.W., Washington, DC 20004.

 REX WILDER, BOARD MEMBER. Financial Consultant. He is 77 years old and his address is 290 Riverside Drive, New York, New York 10025.





     For so long as a Fund's Shareholder Services Plan described in the section captioned "Shareholder Services Plan" remains in effect, the Fund's Board members who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


     No meetings of shareholders of a Fund will be held for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members of such Fund. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may emove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


     Each Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. For the fiscal year ended December 31, 1997, the aggregate amount of compensation paid to each Board member by the Funds and all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) were as follows:


                                                                   Total
                                                               Compensation from
                          Aggregate              Aggregate       Funds and Fund
                          Compensation from      Compensation    Complex Paid to
Name of Board             Monwy Market Fund*     from Term Fund*  Board Member
Member


Gordon J. Davis             $7,000                 $11,250         $97,375 (23)

Joseph S. DiMartino         $8,750                 $14,064        $597,128 (96)

David P. Feldman            $7,000                 $11,250        $129,375 (25)

Lynn Martin                 $7,000                 $11,250         $41,875 (11)

Eugene McCarthy+            $2,750                  $4,500         $18,188 (11)

Daniel Rose                 $7,000                 $11,250         $76,375 (21)

Philip L. Toia++            $7,000                 $11,250         $30,344 (11)

Sander Vanocur              $7,000                 $11,250         $87,125 (21)

Anne Wexler                 $6,500                 $10,500         $68,625 (15)

Rex Wilder                  $7,000                 $11,250         $45,625 (11)

    ------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,456, $1,086, $1,094 and $1,036 for the Money Market Fund, Short Term Fund, Intermediate Term Fund and Long Term Fund, respectively, for all Board members as a group.
+        Board member Emeritus since March 29, 1996.
++       Board member as of February 3, 1997.

OFFICERS OF THE FUNDS

MARIE E. CONNOLLY, PRESIDENT AND TREASURER. President, Chief Executive
         Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 40 years old.


MICHAEL S. PETRUCELLI, VICE PRESIDENT, ASSISTANT TREASURER AND ASSISTANT
         SECRETARY. Senior Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a director of GE Investment Services. He is 36 years old.


RICHARD W. INGRAM, VICE PRESIDENT AND ASSISTANT TREASURER. Executive Vice
         President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director -- Mutual Funds at The Boston Company, Inc. He is 42 years old.

MARY A. NELSON, VICE PRESIDENT AND ASSISTANT TREASURER.  Vice President of the
         Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.


JOSEPH F. TOWER, III, VICE PRESIDENT AND ASSISTANT TREASURER. Senior Vice
         President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.


DOUGLAS C. CONROY, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice
         President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.


CHRISTOPHER J. KELLEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and Senior Associate General Counsel of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.

KATHLEEN K. MORRISEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and
         Assistant Secretary of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From
         July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 25 years old.

ELBA VASQUEZ, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York, where she held various sales and marketing positions. She is 36 years old.


     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Fund's Board members and the officers, as a group, owned less than 1% of each Fund's shares outstanding on April 1, 1998.



                              MANAGEMENT AGREEMENTS

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "MANAGEMENT OF THE FUNDS."


     The Manager provides management services pursuant to a separate Management Agreement (the "Agreement") with each Fund dated August 24, 1994. As to each Fund, the Agreement is subject to annual approval by (i) the Fund's Board or
(ii) vote of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of such Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting such approval. Each Agreement was approved by the respective Fund's shareholders on August 3, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to this Agreement, at a meeting held on October 22, 1997. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton
C. Borgelt, Frank V. Cahouet and Richard F. Syron, directors.

     The Manager manages each Fund's portfolio of investments in accordance with the stated policies of such Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Term Funds' portfolio managers are Gerald E. Thunelius, Michael Hoeh, Roger King, Kevin McClintock and Matthew Olson. The Money Market Fund's portfolio managers are Bernard W. Kiernan, Jr., Patricia A. Larkin and Thomas S. Riordan. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.


     The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to each Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of a Fund are borne by such Fund, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining such Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

     As compensation for the Manager's services, the Money Market Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of such Fund's average daily net assets and each Term Fund has agreed to pay the Manager a monthly management fee at the annual rate of .60 of 1% of the value of such Fund's average daily net assets. The net management fees paid by each Fund for the fiscal years ended December 31, 1995, 1996 and 1997 were as follows:


                          MONEY MARKET FUND

                         1995                1996                  1997
                         ----                ----                  ----

Management            $ 6,796,056         $6,308,947            $6,024,580
fee payable

Reduction due         $        0          $        0            $        0
to undertakings

Net management        $ 6,796,056         $6,308,947            $6,024,580
fee paid


                                 SHORT TERM FUND

                         1995              1996                    1997
                         ----              ----                    ----


Management            $ 1,080,895         $1,167,392             $1,086,726
fee payable

Reduction due         $   518,325         $  524,729             $  560,243
to undertakings

Net management        $   562,570         $  642,663             $  526,483
fee paid

                             INTERMEDIATE TERM FUND

                          1995               1996                    1997
                          ----               ----                    ----
Management            $ 1,107,741        $ 1,185,588             $1,115,847
fee payable

Reduction due         $    38,036        $   266,266             $  317,075
to undertakings

Net management        $ 1,069,705        $   919,322             $  798,772
fee paid



                                 LONG TERM FUND


                         1995               1996                     1997
                         ----               ----                     ----
Management           $  802,498         $  817,303                $ 772,520
fee payable

Reduction due        $   68,081         $  254,540                $ 310,909
to undertakings

Net management       $  734,417         $  562,763                $ 461,611
fee paid


     The Manager has agreed that if, in any fiscal year, the aggregate expenses of a Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, such Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's respective net assets increases.

                               PURCHASE OF SHARES

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

     THE DISTRIBUTOR. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to separate agreements each of which is renewable annually. The Distributor also acts as distributor for other funds in the Dreyfus Family of Funds and for certain other investment companies.

     DREYFUS TELETRANSFER PRIVILEGE. Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TELETRANSFER Privilege, the initial payment for purchase of the Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature guaranteed. See "Redemption of Shares--TELETRANSFER Privilege."


                            SHAREHOLDER SERVICES PLAN

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "SHAREHOLDER SERVICES PLAN."

     Each Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which each Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the relevant Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the relevant Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of such Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


     For the fiscal year ended December 31, 1997, the fees payable pursuant to the Plan by the Money Market Fund, Short Term Fund, Intermediate Term Fund and Long Term Fund amounted to $1,428,766, $452,803, $385,512 and $306,112, respectively.



                              REDEMPTION OF SHARES

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "HOW TO REDEEM SHARES."

     CHECK REDEMPTION PRIVILEGE. Each Fund provides Redemption Checks ("Checks") to investors automatically upon opening an account unless such investors specifically refuse the Check Redemption Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on the investor's Fund account and may be made payable to the order of any person in the amount of $500 or more. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder- transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     WIRE REDEMPTION PRIVILEGE. By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve Board. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code that may be used for domestic or overseas transmissions:

                                                       Transfer Agent's
         Transmittal Code                              Answer Back Sign
         ---------------------                       ----------------------
              144295                                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each investor, with each signature guaranteed as described below under "Share Certificates; Signatures."

     DREYFUS TELETRANSFER PRIVILEGE. Investors should be aware that if they have selected the Dreyfus TELETRANSFER Privilege, any request for a wire redemption will be effected as a Dreyfus TELETRANSFER transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TELETRANSFER Privilege."

     SHARE CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each investor, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     REDEMPTION COMMITMENT. The Funds have committed to pay in cash all redemption requests by any investor of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of each respective Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of such Fund in case of an emergency or any time a cash distribution would impair the liquidity of such Fund to the detriment of the existing investors. In such event, the securities would be valued in the same manner as such Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     SUSPENSION OF REDEMPTION. As to each Fund, the right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets such Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of such Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect such Fund's investors.


                        DETERMINATION OF NET ASSET VALUE

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

     AMORTIZED COST PRICING. THE INFORMATION CONTAINED IN THIS SECTION IS APPLICABLE ONLY TO THE MONEY MARKET FUND. The valuation of the Money Market Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Board has established, as a particular responsibility within the overall duty of care owed to the Money Market Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board members, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined by the Board members.

     The extent of any deviation between the Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board members will consider promptly what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing investors, they have agreed to take such corrective action as they regard as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     VALUATION OF TERM FUND PORTFOLIO SECURITIES. Each Term Fund's investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Fund's Board. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                              SHAREHOLDER SERVICES

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "SHAREHOLDER SERVICES."

     FUND EXCHANGES. Shares of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

         A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

         B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

         C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

         D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, investors must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     DREYFUS AUTO EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange permits an investor to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     DREYFUS AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     DREYFUS DIVIDEND SWEEP. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

         A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

         B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable load will be deducted.

         C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

         D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. Each Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, each Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, Education IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts"), and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

         The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY ACTING AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $1,000 with no minimum for subsequent purchases. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                             PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from government securities dealers or market makers for the securities. Usually no brokerage commissions are paid by the Funds for such purchases and, to date, no brokerage commissions have been paid by any Fund.

     Transactions are allocated to various dealers by each Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of Fund shares.

     Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising a Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services from brokers should not reduce the overall expenses of its research department.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "DIVIDENDS, DISTRIBUTIONS AND TAXES."

     Management of each Fund believes that the Fund has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund pays no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders. To qualify as a regulated investment company, a Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     The Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain dividend received. In addition, any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of shares below the cost of the investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus.


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized by the Intermediate Term Fund or Long Term Fund from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Intermediate Term Fund or Long Term Fund from certain financial futures or forward contracts and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such contract or option remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Intermediate Term Fund or Long Term Fund involving certain futures or forward contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 988 and 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain straddle transactions may be recharacterized as ordinary income.

     If the Intermediate Term Fund or Long Term Fund was treated as entering into straddles by reason of its engaging in certain futures or forward contracts or options transactions, such straddles could be characterized as "mixed straddles" if the futures or forward contracts or options transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be treated as short-term capital gain or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Intermediate Term Fund or Long Term Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.


     Investment by a Term Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Term Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Term Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                        YIELD AND PERFORMANCE INFORMATION

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "YIELD AND PERFORMANCE INFORMATION."


     MONEY MARKET FUND. For the seven-day period ended December 31, 1997, the Money Market Fund's yield was 4.62% and effective yield was 4.73%. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to investor accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     TERM FUNDS. The Short Term Fund's, Intermediate Term Fund's and Long Term Fund's current yield for the 30-day period ended December 31, 1997 was 4.81%, 4.95% and 5.09%, respectively. These yields reflect the waiver of a portion of the management fee charged each Term Fund, without which the Short Term Fund's, Intermediate Term Fund's and Long Term Fund's yield for the 30-day period ended December 31, 1997 would have been 5.13%, 5.11% and 5.30%, respectively. See "Management of the Funds" in the Prospectus. Although the Long Term Fund's yield may generally be higher than comparable short- or intermediate-term income funds, its price per share may fluctuate more than those funds. Current yield is computed pursuant to a formula which operates as follows: The amount of a Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

     The Short Term Fund's average annual total return for 1, 5 and 10 year periods ended December 31, 1997 was 6.12%, 5.58% and 7.44%, respectively. The Short Term Fund's average annual total return for the 6.26 year period beginning with the effectiveness of the Short Term Fund's current investment objective, fundamental policies and investment restrictions on October 1, 1991 through December 31, 1997 was 6.30%. The Intermediate Term Fund's average annual total return for the 1, 5 and 10 year periods ended December 31, 1997 was 7.63%, 6.50% and 8.17%, respectively. The Long Term Fund's average annual total return for the 1, 5 and 10 year periods ended December 31, 1997 was 11.69%, 8.30% and 9.81%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Short Term Fund's total return for the period September 10, 1987 (commencement of operations) through December 31, 1997 and the period October 1, 1991 through December 31, 1997, was 117.82% and 46.54%, respectively. The Intermediate Term Fund's total return for the period March 27, 1987 (commencement of operations) through December 31, 1997 was 122.10%. The Long Term Fund's total return for the period March 27, 1987 (commencement of operations) through December 31, 1997 was 143.67%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Performance figures for each Term Fund reflect the fact that prior to May 1, 1998, the Term Funds' then-existing management policies required each Term Fund to invest only in U.S. Treasury securities. In addition, for purposes of advertising, calculations of average annual total return and calculations of total return for each Term Fund will take into account the performance of its corresponding predecessor Fund--namely, Dreyfus 100% U.S. Treasury Short Term Fund, L.P., Dreyfus 100% U.S. Treasury Intermediate Term Fund, L.P. and Dreyfus 100% U.S. Treasury Long Term Fund, L.P.--the assets and liabilities of which were transferred to the relevant Fund in exchange for shares of such Fund on December 31, 1993. See "General Information."


     ALL FUNDS. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt.

     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in a Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Money Market Fund's price per share is determined.

     From time to time, advertising materials for each Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those related to or arising from actual or proposed tax legislation. Advertising materials for each Fund may also refer to statistical or other information concerning trends related to investment companies, as compiled by industry associations such as the Investment Company Institute or Morningstar ratings and related analyses supporting the ratings. Advertising materials for each Fund may occasionally include information about other similar Dreyfus funds. In addition, advertising material for the Fund also may include biographical information relating to its portfolio managers and may refer to, or include commentary by, a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

     Each Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.


                           INFORMATION ABOUT THE FUNDS

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "GENERAL INFORMATION."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, each Fund's Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Board member. Each Trust Agreement provides for indemnification from the respective Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


     Each Fund sends annual semi-annual financial statements to all its shareholders.


     Effective October 1, 1991, the Short Term Fund changed its investment objective from that of providing investors with as high a level of current income, free of U.S. Federal income tax and U.S. tax withholding requirements for qualifying foreign investors, as is consistent with the preservation of capital by investing in obligations of the U.S. Government and its agencies and instrumentalities, to its current investment objective. Effective October 24, 1991, the Intermediate Term Fund and the Long Term Fund each changed their investment objective from that of providing investors with as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. Government and its agencies and instrumentalities that provide interest income exempt from state and local income taxes, to its current investment objective. Effective May 15, 1998, each Term Fund changed its management policies from investing solely in U.S. Treasury securities to its present management policies.



               TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                        COUNSEL AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and each Fund and the payment of dividends and distributions payable by each Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended December 31, 1997, the Money Market Fund, Short Term Fund, Intermediate Term Fund and Long Term Fund paid the Transfer Agent $550,203, $102,013, $96,938 and $78,537, respectively.

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Money Market Fund's custodian. The Bank of New York has no part in determining the investment policies of the Money Market Fund or which securities are to be purchased or sold by the Fund.


     Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Term Fund's investments. Under a custody agreement with each Term Fund, Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as Custodian of each Term Fund's investments. Under a custody agreement with each Term Fund, Mellon Bank, N.A. holds the Term Fund's securities and keeps all necessary accounts and records. For its custody services, Mellon Bank, N.A. receives a monthly fee based on the market value of each Term Fund's assets held in custody and receives certain securities transactions charges. For the fiscal year ended December 31, 1997, the Short Term Fund, Intermediate Term Fund and Long Term Fund paid Mellon Bank, N.A. $18,829, $13,464 and $16,135, respectively.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' combined Prospectus.


     Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, have been selected as auditors of each Fund.



            FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS

     The Annual Report to shareholders for the fiscal year ended December 31, 1997 for each Fund is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.


                DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND


                            PART C. OTHER INFORMATION
                            -------------------------


Item 24.          Financial Statements and Exhibits. - List
-------           -----------------------------------------


     (a)      Financial Statements:

                  Included in Part A of the Registration Statement

                  Condensed Financial Information for each of the ten years in the period ended December 31, 1997

                  Incorporated by reference in Part B of the Registration Statement:

                  Statement of Investments--December 31, 1997*

                  Statement of Assets and Liabilities--December 31, 1997*

                  Statement of Operations--year ended December 31, 1997*

                  Statement of Changes in Net Assets--for each of the years ended December 31, 1996 and 1997*

                  Financial Highlights for each of the five years in the period ended December 31, 1997*

                  Notes to Financial Statements*

                  Report of Ernst & Young LLP, Independent Auditors, dated February 4, 1998*

________________________
* Incorporated by reference to Registrant's Annual Report on Form N-30D filed on or about February 27, 1998.


All schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are incorporated by reference in Part B of the Registration Statement.


 Item 24.         Financial Statements and Exhibits. - List (continued)
-------           -----------------------------------------------------


    (b)           Exhibits:

    (1)(a) Registrant's Agreement and Declaration of Trust is incorporated by reference to Exhibit(1) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on October 19, 1993.

    (1)(b)      Articles of Amendment.

    (2)         Registrant's By-Laws, as amended.

    (5)         Management Agreement is incorporated by reference to Exhibit
                (5) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 28, 1995.
    (6)         Distribution Agreement is incorporated by reference to Exhibit
                (6) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 28, 1995.

    (8) Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 17, 1996.

    (9) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 28, 1995.

    (10) Opinion and consent of Registrant's counsel is incorprated by reference to Exhibit (10) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 14, 1994.

    (11)        Consent of Independent Auditors.

    (16) Schedules of Computation of Performance Data is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on December 30, 1993.

    (17)        Financial Data Schedule.

                  Other Exhibits
                  --------------

                           (a)      Power of Attorney.

                           (b)      Certificate of Secretary.


Item 25.          Persons Controlled by or under Common Control with Registrant.
-------           --------------------------------------------------------------

                  Not Applicable

Item 26.          Number of Holders of Securities.
-------           --------------------------------

                       (1)                              (2)

                                                   Number of Record
                  Title of Class                   Holders as of April 1, 1998
                  --------------                  -----------------------------

                  Beneficial Interest                      5,413
                  (Par value $.001)

Item 27.             Indemnification
-------              ---------------

                     Reference is made to Article EIGHT of the Registrant's Agreement and Declaration of Trust previously filed as Exhibit 1 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on October 19, 1993. The application of these provisions is limited by Article 10 of the Registrant's By-Laws previously filed as Exhibit 2 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on October 19, 1993 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.

                     In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

                     Reference is made to the Distribution Agreement filed as Exhibit (6) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 28, 1995.


Item 28.             Business and Other Connections of Investment Adviser.
-------              ----------------------------------------------------

                     The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

                     Officers and Directors of Investment Adviser
                     --------------------------------------------

Name and Position
with Dreyfus                        Other Businesses
-----------------                   ----------------

MANDELL L. BERMAN               Real estate consultant and private investor
Director                              29100 Northwestern Highway, Suite 370
                                      Southfield, Michigan 48034;
                                Past Chairman of the Board of Trustees:
                                      Skillman Foundation;
                                Member of The Board of Vintners Intl.

BURTON C. BORGELT               Chairman Emeritus of the Board and
Director                        Past Chairman, Chief Executive Officer and
                                Director:
                                      Dentsply International, Inc.
                                      570 West College Avenue
                                      York, Pennsylvania 17405;
                                Director:
                                      DeVlieg-Bullard, Inc.
                                      1 Gorham Island
                                      Westport, Connecticut 06880
                                      Mellon Bank Corporation***;
                                      Mellon Bank, N.A.***

FRANK V. CAHOUET                Chairman of the Board, President and
Director                        Chief Executive Officer:
                                      Mellon Bank Corporation***;
                                      Mellon Bank, N.A.***;
                                Director:
                                      Avery Dennison Corporation
                                      150 North Orange Grove Boulevard
                                      Pasadena, California 91103;
                                      Saint-Gobain Corporation
                                      750 East Swedesford Road
                                      Valley Forge, Pennsylvania 19482;
                                      Teledyne, Inc.
                                      1901 Avenue of the Stars
                                      Los Angeles, California 90067

W. KEITH SMITH                  Chairman and Chief Executive Officer:
Chairman of the Board                 The Boston Company****;
                                Vice Chairman of the Board:
                                      Mellon Bank Corporation***;
                                      Mellon Bank, N.A.***;
                                Director:
                                      Dentsply International, Inc.
                                      570 West College Avenue
                                      York, Pennsylvania 17405

CHRISTOPHER M. CONDRON          Vice Chairman:
President, Chief                      Mellon Bank Corporation***;
Executive Officer,                    The Boston Company****;
Chief Operating                 Deputy Director:
Officer and a                         Mellon Trust***;
Director                        Chief Executive Officer:
                                      The Boston Company Asset Management,
                                      Inc.****;
                                President:
                                      Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER               Director:
Vice Chairman and                     The Dreyfus Trust Company++;
Chief Investment Officer,       Formerly, Chairman and Chief Executive
Officer:                              Kleinwort Benson Investment Management
and a Director                           Americas Inc.*

LAWRENCE S. KASH                Chairman, President and Chief
Vice Chairman-Distribution      Executive Officer:
and a Director                        The Boston Company Advisors, Inc.
                                      53 State Street
                                      Exchange Place
                                      Boston, Massachusetts 02109;
                                Executive Vice President and Director:
                                      Dreyfus Service Organization, Inc.**;
                                Director:
                                      Dreyfus America Fund+++;
                                      The Dreyfus Consumer Credit Corporation*;
                                      The Dreyfus Trust Company++;
                                      Dreyfus Service Corporation*;
                                President:
                                      The Boston Company****;
                                      Laurel Capital Advisors***;
                                      Boston Group Holdings, Inc.;
                                Executive Vice President:
                                      Mellon Bank, N.A.***;
                                      Boston Safe Deposit and Trust
                                      Company****

RICHARD F. SYRON                Chairman of the Board and
Director                        Chief Executive Officer:
                                      American Stock Exchange
                                      86 Trinity Place
                                      New York, New York 10006;
                                Director:
                                      John Hancock Mutual Life
                                      Insurance Company John
                                      Hancock Place, Box 111
                                      Boston, Massachusetts
                                      02117; Thermo Electron Corporation
                                      81 Wyman Street, Box 9046
                                      Waltham, Massachusetts 02254-9046;
                                      American Business Conference
                                      1730 K Street, NW, Suite 120
                                      Washington, D.C. 20006;
                                Trustee:
                                      Boston College - Board of Trustees
                                      140 Commonwealth Ave.
                                      Chestnut Hill, Massachusetts 02167-3934

J. DAVID OFFICER                Vice Chairman:
Vice Chairman                          The Dreyfus Corporation*;
                                Director:
                                       Dreyfus Financial Services
                                       Corporation*****;
                                       Dreyfus Investment Services
                                       Corporation*****;
                                       Mellon Trust of Florida
                                       2875 Northeast 191st Street
                                       North Miami Beach, Florida 33180;
                                       Mellon Preferred Capital Corporation****;
                                       Boston Group Holdings, Inc.****;
                                       Mellon Trust of New York
                                       1301 Avenue of the Americas - 41st Floor
                                       New York, New York 10019;
                                       Mellon Trust of California
                                       400 South Hope Street
                                       Los Angeles, California 90071-2806;
                                Executive Vice President:
                                       Mellon Bank, N.A.***;
                                Vice Chairman and Director:
                                       The Boston Company, Inc.****;
                                President and Director:
                                       RECO, Inc.****;
                                       The Boston Company Financial Services,
                                       Inc.****;
                                       Boston Safe Deposit and Trust
                                       Company****;

RONALD P. O'HANLEY              Vice Chairman:
Vice Chairman                          The Dreyfus Corporation*;
                                Director:
                                       The Boston Company Asset
                                       Management, LLC****;
                                       TBCAM Holding, Inc.****;
                                       Franklin Portfolio Holdings, Inc.
                                       Two International Place - 22nd Floor
                                       Boston, Massachusetts 02110;
                                       Mellon Capital Management Corporation
                                       595 Market Street, Suite #3000
                                       San Francisco, California 94105;
                                       Certus Asset Advisors Corporation
                                       One Bush Street, Suite 450
                                       San Francisco, California 94104;
                                       Mellon-France Corporation***;
                                Chairman and Director:
                                       Boston Safe Advisors, Inc.****;
                                Partner Representative:
                                       Pareto Partners
                                       271 Regent Street
                                       London, England W1R 8PP;
                                Chairman and Trustee:
                                       Mellon Bond Associates, LLP***;
                                       Mellon Equity Associates, LLP***;
                                Trustee:
                                       Laurel Capital Advisors, LLP***;
                                Chairman, President and Chief Executive Officer:
                                       Mellon Global Investing Corp.***;
                                Partner:
                                       McKinsey & Company, Inc.
                                       Boston, Massachusetts

WILLIAM T. SANDALLS, JR.        Director:
Senior Vice President and              Dreyfus Partnership Management, Inc.*;
Chief Financial Officer                Seven Six Seven Agency, Inc.*;
                                Chairman and Director:
                                       Dreyfus Transfer, Inc.
                                       One American Express Plaza
                                       Providence, Rhode Island 02903;
                                President and Director:
                                       Lion Management, Inc.*;
                                Executive Vice President and Director:
                                       Dreyfus Service Organization, Inc.*;
                                Vice President, Chief Financial Officer and
                                Director:
                                       Dreyfus America Fund+++;
                                Vice President and Director:
                                       The Dreyfus Consumer Credit Corporation*;
                                       The Truepenny Corporation*;
                                Treasurer, Financial Officer and Director:
                                       The Dreyfus Trust Company++;
                                Treasurer and Director:
                                       Dreyfus Management, Inc.*;
                                       Dreyfus Service Corporation*;
                                Formerly, President and Director:
                                       Sandalls & Co., Inc.

MARK N. JACOBS                  Vice President, Secretary and Director:
Vice President,                        Lion Management, Inc.*;
General Counsel                 Secretary:
and Secretary                          The Dreyfus Consumer Credit Corporation*;
                                       Dreyfus Management, Inc.*;
                                Assistant Secretary:
                                       Dreyfus Service Organization, Inc.**;
                                Major Trading Corporation*;
                                       The Truepenny Corporation*

PATRICE M. KOZLOWSKI            None
Vice President-
Corporate Communications

MARY BETH LEIBIG                None
Vice President-
Human Resources

JEFFREY N. NACHMAN              President and Director:
Vice President-Mutual                 Dreyfus Transfer, Inc.
Fund Accounting                       One American Express Plaza
                                      Providence, Rhode Island 02903

ANDREW S. WASSER                Vice President:
Vice President-Information            Mellon Bank Corporation***
Services

WILLIAM V. HEALEY               President:
Assistant Secretary                   The Truepenny Corporation*;
                                Vice President and Director:
                                      The Dreyfus Consumer Credit Corporation*;
                                Secretary and Director:
                                      Dreyfus Partnership Management Inc.*;
                                Director:
                                      The Dreyfus Trust Company++;
                                Assistant Secretary:
                                      Dreyfus Service Corporation*;
                                      Dreyfus Investment Advisors, Inc.*;
                                Assistant Clerk:
                                      Dreyfus Insurance Agency of Massachusetts,
                                      Inc.+++++

--------------------------------------

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
***** The address of the business so indicated is Union Trust Building,
      501 Grant Street, Room 179, Pittsburgh, Pennsylvania 15259;
+     The address of the business so indicated is Atrium Building, 80
      Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.
+++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02103.

Item 29.          Principal Underwriters
--------          ----------------------

         (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

         1)       Comstock Partners Funds, Inc.
         2)       Dreyfus A Bonds Plus, Inc.
         3)       Dreyfus Appreciation Fund, Inc.
         4)       Dreyfus Asset Allocation Fund, Inc.
         5)       Dreyfus Balanced Fund, Inc.
         6)       Dreyfus BASIC GNMA Fund
         7)       Dreyfus BASIC Money Market Fund, Inc.
         8)       Dreyfus BASIC Municipal Fund, Inc.
         9)        Dreyfus BASIC U.S. Government Money Market Fund
         10)      Dreyfus California Intermediate Municipal Bond Fund
         11)      Dreyfus California Tax Exempt Bond Fund, Inc.
         12)      Dreyfus California Tax Exempt Money Market Fund
         13)      Dreyfus Cash Management
         14)      Dreyfus Cash Management Plus, Inc.
         15)      Dreyfus Connecticut Intermediate Municipal Bond Fund
         16)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
         17)      Dreyfus Florida Intermediate Municipal Bond Fund
         18)      Dreyfus Florida Municipal Money Market Fund
         19)      The Dreyfus Fund Incorporated
         20)      Dreyfus Global Bond Fund, Inc.
         21)      Dreyfus Global Growth Fund
         22)      Dreyfus GNMA Fund, Inc.
         23)      Dreyfus Government Cash Management Funds
         24)      Dreyfus Growth and Income Fund, Inc.
         25)      Dreyfus Growth and Value Funds, Inc.
         26)      Dreyfus Growth Opportunity Fund, Inc.
         27)      Dreyfus Income Funds
         28)      Dreyfus Index Funds, Inc.
         29)      Dreyfus Institutional Money Market Fund
         30)      Dreyfus Institutional Preferred Money Market Fund
         31)      Dreyfus Institutional Short Term Treasury Fund
         32)      Dreyfus Insured Municipal Bond Fund, Inc.
         33)      Dreyfus Intermediate Municipal Bond Fund, Inc.
         34)      Dreyfus International Funds, Inc.
         35)      Dreyfus Investment Grade Bond Funds, Inc.
         36)      The Dreyfus/Laurel Funds, Inc.
         37)      The Dreyfus/Laurel Funds Trust
         38)      The Dreyfus/Laurel Tax-Free Municipal Funds
         39)      Dreyfus LifeTime Portfolios, Inc.
         40)      Dreyfus Liquid Assets, Inc.
         41)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
         42)      Dreyfus Massachusetts Municipal Money Market Fund
         43)      Dreyfus Massachusetts Tax Exempt Bond Fund
         44)      Dreyfus MidCap Index Fund
         45)      Dreyfus Money Market Instruments, Inc.
         46)      Dreyfus Municipal Bond Fund, Inc.
         47)      Dreyfus Municipal Cash Management Plus
         47)      Dreyfus Municipal Money Market Fund, Inc.
         49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
         50)      Dreyfus New Jersey Municipal Bond Fund, Inc.
         51)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
         52)      Dreyfus New Leaders Fund, Inc.
         53)      Dreyfus New York Insured Tax Exempt Bond Fund
         54)      Dreyfus New York Municipal Cash Management
         55)      Dreyfus New York Tax Exempt Bond Fund, Inc.
         56)      Dreyfus New York Tax Exempt Intermediate Bond Fund
         57)      Dreyfus New York Tax Exempt Money Market Fund
         58)      Dreyfus 100% U.S. Treasury Intermediate Term Fund
         59)      Dreyfus 100% U.S. Treasury Long Term Fund
         60)      Dreyfus 100% U.S. Treasury Money Market Fund
         61)      Dreyfus 100% U.S. Treasury Short Term Fund
         62)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
         63)      Dreyfus Pennsylvania Municipal Money Market Fund
         64)      Dreyfus Premier California Municipal Bond Fund
         65)      Dreyfus Premier Equity Funds, Inc.
         66)      Dreyfus Premier International Funds, Inc.
         67)      Dreyfus Premier GNMA Fund
         68)      Dreyfus Premier Worldwide Growth Fund, Inc.
         69)      Dreyfus Premier Insured Municipal Bond Fund
         70)      Dreyfus Premier Municipal Bond Fund
         71)      Dreyfus Premier New York Municipal Bond Fund
         72)      Dreyfus Premier State Municipal Bond Fund
         73)      Dreyfus Premier Value Fund
         74)      Dreyfus Short-Intermediate Government Fund
         75)      Dreyfus Short-Intermediate Municipal Bond Fund
         76)      The Dreyfus Socially Responsible Growth Fund, Inc.
         77)      Dreyfus Stock Index Fund, Inc.
         78)      Dreyfus Tax Exempt Cash Management
         79)      The Dreyfus Third Century Fund, Inc.
         80)      Dreyfus Treasury Cash Management
         81)      Dreyfus Treasury Prime Cash Management
         82)      Dreyfus Variable Investment Fund
         83)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
         84)      General California Municipal Bond Fund, Inc.
         85)      General California Municipal Money Market Fund
         86)      General Government Securities Money Market Fund, Inc.
         87)      General Money Market Fund, Inc.
         88)      General Municipal Bond Fund, Inc.
         89)      General Municipal Money Market Fund, Inc.
         90)      General New York Municipal Bond Fund, Inc.
         91)      General New York Municipal Money Market Fund

(b)
                                                                Positions and
Name and principal         Positions and offices with           offices with
business address           the Distributor                      Registrant
------------------         ---------------------------          -------------

Marie E. Connolly+         Director, President, Chief             President and
                           Executive Officer and Compliance       Treasurer
                           Officer

Joseph F. Tower, III+      Director, Senior Vice President,       Vice President
                           Treasurer and Chief Financial Officer  and Assistant
                                                                  Treasurer

Richard W. Ingram          Executive Vice President               Vice President
                                                                  and Assistant
                                                                  Treasurer

Mary A. Nelson+            Vice President                         Vice President
                                                                  and Assistant
                                                                  Treasurer

Paul Prescott+             Vice President                         None

Jean M. O'Leary+           Assistant Secretary and                None
                           Assistant Clerk

John W. Gomez+             Director                               None

William J. Nutt+           Director                               None

--------------------------------
 +   Principal business address is 60 State Street, Boston, Massachusetts 02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.             Location of Accounts and Records
                     --------------------------------

                     1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                           P.O. Box 9671
                           Providence, Rhode Island 02940-9671

                     2.    Mellon Bank, N.A.
                           One Mellon Bank Center
                           Pittsburgh, Pennsylvania 15258

                     3.    Dreyfus Transfer, Inc.
                           P.O. Box 9671
                           Providence, Rhode Island 02940-9671

                     4.    The Dreyfus Corporation
                           200 Park Avenue
                           New York, New York 10166

Item 31.          Management Services
-------           -------------------

                  Not Applicable

Item 32.          Undertakings
--------          ------------

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of
                 Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of April, 1998.


                           DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND

                           BY: /s/Marie E. Connolly*
                               -------------------------------------
                               MARIE E. CONNOLLY, PRESIDENT AND TREASURER


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signatures                       Title                                Date
-----------------    ------------------------------              -----------

/s/ Marie E. Connolly*     President and Treasurer                 4/28/98
_______________________    (Principal Executive, Financial
    Marie E. Connolly      and Accounting Officer)

/s/ Joseph S. DiMartino*   Chairman of the Board                    4/28/98
________________________   of Trustees
    Joseph S. DiMartino

/s/  Gordon J. Davis*      Trustee                                  4/28/98
_______________________
     Gordon J. Davis

/s/  David P. Feldman*     Trustee                                  4/28/98
_______________________
    David P. Feldman

/s/  Lynn Martin*          Trustee                                  4/28/98
_______________________
     Lynn Martin

/s/  Daniel Rose*          Trustee                                  4/28/98
_______________________
     Daniel Rose

/s/  Philip L. Toia*       Trustee                                  4/28/98
_______________________
     Philip L. Toia

/s/  Sander Vanocur*       Trustee                                  4/28/98
________________________
    Sander Vanocur

/s/  Anne Wexler*          Trustee                                  4/28/98
________________________
     Anne Wexler

/s/  Rex Wilder*           Trustee                                  4/28/98
________________________
     Rex Wilder


*BY: /s/  Michael Petrucelli
     _______________________
         Michael Petrucelli,
         Attorney-in-Fact

                DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND
                     Post-Effective Amendment No. 19 to the
                    Registration Statement on Form N-1A under
                         the Securities Act of 1933 and
                       the Investment Company Act of 1940

                        --------------------------------

                                    EXHIBITS

                        --------------------------------

                                INDEX TO EXHIBITS


(1) (b)  Articles of Amendment

(2)      Registrant's By-Laws, as amended

(11)     Consent of Independent Auditors

(17)     Financial Data Schedule

         OTHER EXHIBITS

         (a)      Power of Attorney

         (b)      Certificate of Secretary